                                                                    EXHIBIT 99.2

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1. BECKER DRAPKIN PARTNERS (QP), L.P.

          Item                          Information

Name:                        BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                     500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:            Becker Drapkin Management, L.P.

Date of Event Requiring      May 15, 2012
Statement (Month/Day/Year):

Issuer Name and Ticker or    Strategic Diagnostics Inc. [SDIX]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:    Becker Drapkin Management, L.P.
                             Its:   General Partner

                             By:    BC Advisors, LLC
                             Its:   General Partner

                             By:    /s/ Ashley Sekimoto
                                    ------------------------------
                             Name:  Ashley Sekimoto
                             Title: Attorney-in-Fact
                             Date:  May 17, 2012

2. BECKER DRAPKIN PARTNERS, L.P.

          Item                          Information

Name:                        BECKER DRAPKIN PARTNERS, L.P.

Address:                     500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:            Becker Drapkin Management, L.P.

Date of Event Requiring      May 15, 2012
Statement (Month/Day/Year):

Issuer Name and Ticker or    Strategic Diagnostics Inc. [SDIX]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year:

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:    Becker Drapkin Management, L.P.
                             Its:   General Partner

                             By:    BC Advisors, LLC
                             Its:   General Partner

                             By:    /s/ Ashley Sekimoto
                                   ------------------------------
                             Name:  Ashley Sekimoto
                             Title: Attorney-in-Fact
                             Date: May 17, 2012

3.    BC ADVISORS, LLC

          Item                          Information

Name:                        BC ADVISORS, LLC

Address:                     500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:            Becker Drapkin Management, L.P.

Date of Event Requiring      May 15, 2012
Statement (Month/Day/Year:

Issuer Name and Ticker or    Strategic Diagnostics Inc. [SDIX]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:    /s/ Ashley Sekimoto
                                    ------------------------------
                             Name:  Ashley Sekimoto
                             Title: Attorney-in-Fact
                             Date:  May 17, 2012

4.    STEVEN R. BECKER

         Item                          Information

Name:                        STEVEN R. BECKER

Address:                     500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:            Becker Drapkin Management, L.P.

Date of Event Requiring      May 15, 2012
Statement (Month/Day/Year):

Issuer Name and Ticker or    Strategic Diagnostics Inc. [SDIX]
Trading Symbol:

Relationship of Reporting    Director and 10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By: /s/ Ashley Sekimoto
                                    ------------------------------
                             Name: Ashley Sekimoto
                             Title: Attorney-in-Fact
                             Date: May 17, 2012

5. MATTHEW A. DRAPKIN

         Item                          Information

Name:                        MATTHEW A. DRAPKIN

Address:                     500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:            Becker Drapkin Management, L.P.

Date of Event Requiring      May 15, 2012
Statement (Month/Day/Year):

Issuer Name and Ticker or    Strategic Diagnostics Inc. [SDIX]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By: /s/ Ashley Sekimoto
                                    ------------------------------
                             Name: Ashley Sekimoto
                             Title: Attorney-in-Fact
                             Date: May 17, 2012